UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2018
Sphere 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-36532	98-1220792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

895 Don Mills Road,
Bldg. 2, Suite 900
Toronto, Ontario, Canada	M3C 1W3
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (858) 571-5555
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07 Submission of Matters to a Vote of Security Holders.
On December 28, 2018, Sphere 3D Corp. (the “Company”) held its Annual and Special Meeting of Stockholders ("Meeting"). Of the 1,964,019 shares of the Company's common stock outstanding as of the record date, 574,898 shares were represented at the Meeting, constituting a quorum present at the Meeting. The stockholders considered three proposals at the Meeting, each of which is described in more detail in the Company's definitive proxy statement and Management Information Circular filed with the Securities and Exchange Commission on November 28, 2018. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.
1. Election of Directors
On a vote taken regarding the election of directors, it was declared that the shareholders elected the following nominees as directors of Sphere 3D Corp. for the ensuing year or until their successors are duly elected or appointed. Voting results are as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes	Abstentions
Cheemin Bo-Linn	56,332	282,383	236,183	1,389,121
Vivekanand Mahadevan	323,027	15,688	236,183	1,389,121
Duncan J. McEwan	327,264	11,451	236,183	1,389,121
Peter Tassiopoulos	321,699	17,016	236,183	1,389,121
2. Appointment of Auditors
On a vote taken regarding the appointment of auditors, it was declared that the shareholders approved the appointment of Moss Adams LLP as auditors of Sphere 3D Corp. for the ensuing year and that the directors were authorized to fix their remuneration. Voting results are as follows:

Votes For	Votes Withheld	Broker Non-Votes	Abstentions
564,302	10,596	—	1,389,121

3. Approval to Amend the Company’s 2015 Performance Incentive Plan
On a vote taken regarding the approval to amend the Company’s 2015 Performance Incentive Plan, it was declared that the shareholders approved to amend the 2015 Performance Incentive Plan. Voting results are as follows:

Votes For	Votes Against	Broker Non-Votes	Abstentions
318,273	20,442	236,183	1,389,121

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sphere 3D Corp.

By:	/s/ Kurt L. Kalbfleisch
Name:	Kurt L. Kalbfleisch
Title:	Chief Financial Officer
Date: January 3, 2019